Investor Conference Call February 10, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements, which can be identified by the use of such words as estimate, project, believe, intend, anticipate, plan, seek, expect and similar expressions.  These forward-looking statements include:
Statements of our goals, intentions and expectations;
Statements regarding our business plans and prospects and growth and operating strategies;
Statements concerning trends in our provision for loan losses and charge-offs;
Statements regarding the asset quality of our loan portfolio; and
Estimates of our risks and future costs and benefits.
These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:
Significantly increased competition among depository and other financial institutions;
Inflation and changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments;
General economic conditions, either nationally or in our market areas, including employment prospects and conditions that are worse than expected;
Decreased demand for our products and services and lower revenue and earnings because of a recession;
Adverse changes and volatility in credit markets;
Legislative or regulatory changes that adversely affect our business;
Changes in consumer spending, borrowing and savings habits;
Changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board and the Public Company Accounting Oversight Board;
Changes in laws or governmental regulations affecting financial institutions, including changes in regulatory costs and capital requirements;
The timing and the amount of revenue that we may recognize;
Changes in expense trends (including, but not limited to trends affecting non-performing assets, charge offs and provisions for loan losses);
Changes in consumer spending, borrowing and spending habits;
The impact of the current governmental effort to restructure the U.S. Financial and regulatory system;
Inability of third-party providers to perform their obligations to us;
Adverse changes and volatility in real estate markets;
The strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact on the credit quality of our loans and other assets.
Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-
looking statements.

Organized in 1997 as the mid-tier stock holding company for Third Federal
Savings & Loan Association of Cleveland (“Thrift”), which was founded in
1938 by Ben and Gerome Stefanski
Completed first step IPO conversion in April 2007
TFSL (NASDAQ)
Financials at 12/31/2010:
Total Assets:       $11.1B
Total Deposits:      $  8.8B
Shareholders’ Equity: $  1.7B
Market Capitalization: $  2.8B
As of December 31, 2010, there were 308.4 million shares outstanding, of which 73.7% were held by the Mutual Holding Company
Overview of TFS Financial Corporation

Cleveland
Columbus
Cincinnati

Tampa
Sarasota
Fort Myers
West Palm Beach
Fort Lauderdale

ThirdFederal
SAVINGS & LOAN

Ohio
22 full service branches in Northeast Ohio
4 loan production offices in the Columbus area (Central Ohio)
4 loan production offices in the Cincinnati area (Southwestern Ohio)
Markets of Operation
Florida
Organic, de novo expansion into Florida started in
2000
9 full service branches along the West Coast from
New Port Richey to Naples
8 full-service branches along the East Coast from
Palm Gardens to Hallandale
Source: SNL Financial  for market data as of June 30, 2010
Deposits from Company data as of December 31, 2010
Deposits Market Market
MSA Branches ($M) Share (%) Rank
Tampa-St.Petersburg-Clearwater, FL 5 1,115 2.21 7
Miami-Fort Lauderdale, FL 8 1,089 0.68 26
Cape Coral-Fort Myers, FL 2 256 2.15 13
North Port-Bradenton-Sarasota, FL 1 246 1.47 15
Naples-Marco Island, FL 1 117 1.12 17
Florida Totals 17 2,823 0.69 23
Deposits Market Market
MSA Branches ($M) Share (%) Rank
Cleveland-Elyria-Mentor, OH 19 5,483 11.51 2
Akron, OH 3 489 4.33 8
Ohio Totals 22 5,972 2.79 9

Strategic Overview
Our business model is to originate and service first mortgage loans and continue to service existing home equity loans and lines which we fund with core retail deposits
Thrift introduced, and is originating, a new adjustable rate mortgage product to act as an interest-rate hedge for the balance sheet
First mortgage loans and retail deposits have been generated primarily from the market areas defined by where we have full service branches and loan production offices
Only non-commissioned Third Federal associates were used to gather applications, underwrite and process the requests to generate mortgage loans and home equity loans and lines
First mortgage originations continue to be made using stringent, conservative lending standards
Being a low cost provider is a critical strategic advantage
Historically, prudent capital management has supplemented shareholder returns.
Repurchased 24.1 million of TFSL stock (approximately 23% of the public float) since the IPO in April 2007
Dividends of  $49 million paid to public common shareholders since IPO

Financial Highlights
(Dollars in Thousands) At, or for the year ended,
9/30/10 9/30/09 9/30/08 12/31/10 9/30/10 12/31/09
Balance Sheet
Assets ($) 11,076,027 10,598,840 10,786,451 11,064,672 11,076,027 10,727,574
Net Loans ($) 9,181,749 9,219,585 9,208,736 9,704,444 9,181,749 9,250,309
Deposits ($) 8,851,941 8,570,506 8,261,101 8,793,314 8,851,941 8,607,417
Common Equity ($) 1,752,897 1,745,865 1,843,652 1,747,576 1,752,897 1,751,197
Balance Sheet Ratios
Loans/ Deposits (%) 103.7             107.6             111.5             110.4 103.7          107.5
TCE / TA (%) 15.8               16.4               17.0               15.7 15.8            16.2
Thrift Only Ratios:
    Core Capital Ratio (%) 12.1               12.5               12.1               13.5 12.1            12.4
    Tier 1 Risk Based Ratio (%) 18.0               17.3               17.3               20.1 18.0            17.4
    Total Risk Based Capital Ratio (%) 19.2               18.2               17.6               21.3 19.2            18.3
Profitability
Net Interest income ($) 227,506         230,075         219,862         59,686        55,143        57,305
Provision for loan losses ($) (106,000)        (115,000)        (34,500)          (34,500)      (35,000)      (16,000)
Net Interest income after prov for loan losses ($) 121,506         115,075         185,362         25,186        20,143        41,305
Non-interest income ($) 58,638           67,384           47,780           6,819          6,828          11,633
Non-interest expense ($) (161,933)        (162,388)        (151,447)        (42,944)      (41,820)      (40,099)
Income (loss) before income taxes ($) 18,211           20,071           81,695           (10,939)      (14,849)      12,839
Income tax benefit (expense) ($) (6,873)            (5,676)            (27,205)          3,591          4,102          (3,913)
Net income (loss) ($) 11,338           14,395           54,490           (7,348)        (10,747)      8,926
Net interest margin (%) 2.16               2.20               2.18               2.21 2.10 2.20
Efficiency Ratio (%) 56.6               54.6               56.6               64.6 67.5 58.2
Asset Quality
NPAs/ Assets (%) 2.7 2.6 1.7 2.6 2.7 2.6
NCOs/ Avg Loans (%) 0.7 0.7 0.2 0.8 0.9 0.9
Reserves/ Loans (%) 1.4 1.0 0.5 1.5 1.4 1.0
Texas Ratio (NPAs & TDRs / TCE & LLR) (%) 21.0 17.4 10.0 21.0 21.0 18.9

Loan and Deposit Balances
*About Home Today: An affordable housing program targeted toward low and moderate income home buyers that is designed to teach the essential skills needed for successful homeownership. Most loans supported by PMI.  Cumulative loan originations under this program have been less than $20 million over the last three years.
80% of 1-4 family in Ohio
Also service $6.2 billion in loans for
others
No brokered deposits
Average branch has $225 million in deposits
Gross Loan Balances 12/31/10
68%
3%
28%
1%
Residential non-Home
Today
Residential Home
Today
Equity loans and lines
of credit
Other
Deposit Data 12/31/10
71%
11%
18%
0%
Certificates of Deposit
Negotiable Order of
Withdrawal
Savings
Accrued Interest

Capital Position as of December 31, 2010*
15.72%
13.45%
20.07%
21.32%
10.92%
9.68%
16.20%
17.46%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
Tangible Common
Equity Ratio (TFSL)
Core Capital Ratio
(Thrift)
Tier 1 Risk-based Ratio
(Thrift)
Total Risk-Based
Capital Ratio (Thrift)
Well Capitalized
Source: SNL Financial
Peers include: ISBC, CFFN, BNCL, KRNY, NFBK, WSBF, EBSB and RCKB
6.00%
10.00%
5.00%
Peers TFSL/Thrift
* Peer data is as of 6/30/10

Loan Delinquencies and Charge-offs
Dollars in millions Loan Charge Offs
Balances Quarter-end Quarter-end
12/31/10 12/31/10 9/30/10 9/30/09 12/31/10 9/30/10 9/30/09
Residential non-Home Today
Ohio and Kentucky $5,554 1.7% 1.8% 1.8% $2 $5 $5
Florida 1,241 5.1% 5.1% 3.8% 2 7 2
Total $6,795 2.3% 2.5% 2.2% $4 $12 $7
Residential Home Today
Ohio and Kentucky $265 34.4% 34.7% 38.3% $2 $5 $4
Florida 11 35.4% 32.1% 30.2% -0- -0- -0-
Total $276 34.4% 34.6% 37.9% $2 $5 $4
Home Equity Loans and Lines of Credit
Ohio $1,084 2.1% 2.0% 2.5% $2 $7 $6
Florida 778 4.0% 4.1% 4.0% 8 33 35
California 317 2.0% 1.5% 1.8% 1 4 5
Other 558 2.5% 2.4% 2.7% 2 5 5
Total $2,737 2.7% 2.6% 2.9% $13 $49 $51
Other $97 5.4% 3.9% 12.9% - $2 $2
Overall Total $9,906 3.4% 3.5% 3.6% $19 $68 $64
Fiscal Year End
Delinquencies
Fiscal Year End

Memorandum of Understanding
August 13, 2010, Memorandum of Understanding from the OTS:
August, 2010: OTS requests independent assessment of home equity lending portfolio, a plan to reduce concentration limits for home equity loans and lines and enhanced policies and procedures
September, 2010: Formal reduction plan submitted to OTS
December, 2010: OTS responds with non-objection
Ongoing monitoring of plan progress by OTS

Current Status of Plan:
Reduce commitments $1 billion, including $300 million in outstanding balances, from June 30, 2010 balances, by December 31, 2011:
Commitments have been reduced $738 million from June 30, 2010
Home equity balances have been reduced $159 million from June 30,
2010
$150 million capital infusion from holding company to Thrift
Completed October, 2010
Implement expanded line management, account management and collection processes
In various stages of completion
Home Equity Lending Reduction Plan

New Memorandum of Understanding
February 7, 2011, Memorandum of Understanding from the OTS, received on behalf of
Thrift, mid-tier holding company, and Mutual Holding Company requires:
Independent assessment of interest rate and enterprise risk management
Third party had already been engaged in September, 2010 to perform study
Independent review of management compensation
Formal management and director succession plans
Non-objection from OTS required for holding company debt, dividends and stock repurchases
Revisions to various operational policies
Various deadlines through June 30, 2011
August 13, 2010 MOU terminated, but many requirements continue under New
MOU

Cash Dividends and Stock Repurchases
TFS Financial must provide the OTS 45 days written notice and obtain the non-objection of the OTS prior to the Company’s intent to declare and pay dividends to its stockholders or repurchase any of its outstanding stock.
The Company understands and shares the view of the importance to shareholders of dividends and stock repurchases, however, the Company does not intend to declare or pay a dividend, or to repurchase any of its outstanding common stock until the OTS’
concerns are resolved.

Adjustable Rate Growth
As of 12/31/2010 booked more
than $900 million in new
adjustable mortgages
New production has shifted
closer to a 50% fixed rate/50%
adjustable rate split
Average credit score of the
ARM production is 775
Average LTV is 65%
Total ARMs of $1.4 billion
represent approximately 20%
of all first mortgages
New ARM volume of $900
million has far surpassed home
equity reduction of $159 million
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
Fixed Adjustable

Summary
Working diligently to resolve the New MOU with the OTS
Focus on our core competency of originating high credit quality 1-4 family residential mortgages in our banking footprint including continued use of our new adjustable rate mortgage loans
TFSL has a strong capital position and flexibility at the holding company
Significant progress in achieving our desired reduction in home equity loans and commitments
Focused on returning to shareholder-enhancing activities
Dividends
Share Buybacks

Appendix: Home Equity Lines of Credit

Home Equity Lines of Credit
History of Equity Portfolio Exposure
Calculations include only capital at Thrift level and excludes additional capital maintained at TFSL
Home Equity Portfolio and Open Commitments Relative to Thrift Tier 1 (Core) Plus ALLL
279%
350%
387%
375%
288%
414%
449%
544%
0%
100%
200%
300%
400%
500%
600%
September 30,
2004
September 30,
2005
September 30,
2006
September 30,
2007
September 30,
2008
September 30,
2009
September 30,
2010
December 31,
2010

* Seriously delinquent: Lines 90 days or more past due, or are reported either in bankruptcy or foreclosure regardless of payment status.
Where credit is not available, balances are included in the <600 category
Credit Extended is the credit limit on any lines open to draw and the principal balance on loans and lines suspended or in repayment.
0.02% 84% 58% 0% 57% 67%
750 and higher %
of total
0.16% 94% 79% 4% 80% 84%
700 and higher %
of total
3.12% $1,646 $2,737 $86 $2,652 $4,383 Total
0.02% $647 $323 $0 $323 $970 800-850
0.01% $743 $1,200 $0 $1,200 $1,943 750-799
0.52% $157 $593 $3 $590 $750 700-749
6.88% $68 $411 $28 $383 $479 600-699
25.58% $31 $210 $54 $156 $241 < 600
% Seriously
Delinquent
Unused
Balances
Total
Balances
Seriously
Delinquent*
Other than
Seriously
Delinquent
Credit
Extended
Credit
Score
Home Equity Loans & Lines of Credit
Credit Extended, Balances and Delinquencies by Credit Score
As of Dec 2010, dollars in millions

ThirdFederal®
SAVINGS & LOAN

ThirdFederal®
SAVINGS & LOAN

19 Investor Conference Call February 10, 2011 Investor Questions